 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                             Date Prepared: March 4, 2002

                  Renaissance Acceptance Mortgage Corp. 2002-1
            Home Equity Loan Asset-Backed Certificates, Series 2002-1

                           $171,500,000 (Approximate)
                          Subject to a +/- 10% Variance
                          Publicly Offered Certificates
                    Fixed and Adjustable Rate Mortgage Loans


                                   [FSA LOGO]
                          (Senior Certificate Insurer)


======= ============== ================== ============ ============ ================== ================ ============================
Class    Approximate         Tranche       Certificate   WAL (Yrs)      Pmt Window       Assumed Final          Expected Ratings
(1,2,3) Principal Bal         Type         Coupon (4)   Call/Mat (6)  (Mos) Call/Mat(6)   Maturity (7)    S&P     Moody's    Fitch
------- -------------- ------------------ ------------ ------------ ------------------ ---------------- -------- ---------- --------
AF-1     $32,450,000     Floating Rate        (5)       0.83/0.83       1-17/1-17         June 2032      [AAA]     [Aaa]     [AAA]
                            Senior
AF-2     $68,000,000   Fixed Rate Senior      TBD       3.97/4.38     17-92/17-201        June 2032      [AAA]     [Aaa]     [AAA]
AV-1     $43,050,000     Floating Rate        (5)       2.85/2.93      1-92/1-173         June 2032      [AAA]     [Aaa]     [AAA]
                            Senior
M-1      $12,250,000   Floating Rate Sub      (5)       5.21/5.71     37-92/37-164        June 2032      [AA]      [Aa2]     [AA]
M-2       $8,750,000   Floating Rate Sub      (5)       5.20/5.63     37-92/37-146        June 2032       [A]      [A2]       [A]
B         $7,000,000   Floating Rate Sub      (5)       5.19/5.39     37-92/37-124        June 2032      [BBB]    [Baa2]     [BBB]
======= ============== ================== ============ ============ ================== ================ ======== ========== ========
Total   $171,500,000
======= ============== ================== ============ ============ ================== ================ ======== ========== ========

(1) The Class AF-1 and Class AF-2 Certificates are backed primarily by the cashflows from a group of first and second lien fixed-rate mortgage loans. The Class AV-1 Certificates are backed primarily by the cashflows from a group of first lien adjustable-rate mortgage loans. The Class M-1, Class M-2 and Class B Certificates are backed primarily by the cashflows from both groups of mortgage loans.
(2) The Certificate Principal Balances shown in the table above are subject to final rating agency approval and to a +/-10% variance.
(3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class AF-2 will increase by 0.50%, the margin on the Class AF-1 and Class AV-1 Certificates doubles, and the related margins on the Class M-1, Class M-2 and Class B Certificates will increase by 1.5 times.
(4) All of the Certificates are subject to the Net WAC Cap Rate (as described herein).
(5) The Class AV-1, Class AF-1, Class M-1, Class M-2 and Class B Certificates will accrue interest at a variable rate equal to the least of (i) One-Month LIBOR plus the related margin, (ii) the Net WAC Cap Rate and (iii) [14]%.
(6) See "Pricing Prepayment Speed" herein.
(7) Estimated assumed final maturity dates, subject to final collateral.


                                                                              1
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Seller:                        Delta Funding Corporation ("Delta").

Servicer:                      Ocwen Federal Bank, FSB ("Ocwen").

Underwriter:                   Greenwich Capital Markets, Inc.

Co-Manager:                    Wachovia Securities.

Trustee/Custodian:             Wells Fargo Bank Minnesota, National Association.
                               ("Wells Fargo").

Senior Certificate Insurer:    Financial Security Assurance, Inc. ("FSA," or
                               the "Insurer").

Rating Agencies:               S&P, Fitch and Moody's.

Statistical Calculation Date:  The close of business on January 31, 2002.

Cut-off Date:                  The close of business on March 1, 2002.

Pricing Date:                  On or about March [8], 2002.

Closing Date:                  On or about March [28], 2002.

Settlement Date:               On or about March [28], 2002.

Distribution Date:             The 25th day of each month (or the next
                               succeeding  business  day)  commencing  on
                               April 25, 2002.

Certificates Offered:          The "Senior Certificates or Class A Certificates"
                               will consist of the Class AF-1 and Class AF-2
                               Certificates (the "Group I Certificates") and the
                               Class AV-1 Certificates (the "Group II
                               Certificates"). The "Subordinate Certificates" will consist of the Class M-1, Class M-2 and Class B Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates."

Accrued Interest:              The Class AV-1, Class AF-1 and Subordinate
                               Certificates will settle flat.

                               The Class AF-2 Certificates will settle with accrued interest. The price to be paid by investors for the Class AF-2 Certificates will include accrued interest from March 1, 2002, up to, but not including, the Settlement Date ([27] days).

Interest Accrual Period: The interest accrual period with respect to the Class AV-1, Class AF-1 and Subordinate Certificates for a given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

                               The interest accrual period for the Class AF-2 Certificates with respect to any Distribution Date will be the calendar month preceding such Distribution Date (based on a 360-day year consisting of twelve 30-day months).

Federal Tax Status:            It is anticipated that the Certificates  will be
                               treated as REMIC regular interests for tax purposes.

                                                                              2
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Registration:                  The Certificates will be available in book-entry
                               form through DTC, and upon request, through Clearstream, Luxembourg and the Euroclear system.

ERISA Eligibility:             The Certificates are expected to be ERISA
                               eligible.

SMMEA Eligibility: The Certificates will NOT constitute "mortgage related securities" for purposes of SMMEA.

Mortgage Loans:                As of the Statistical Calculation Date, the
                               aggregate principal balance of the mortgage loans described herein was approximately $133,254,433, consisting of approximately (i) $92,743,961 of fixed-rate Mortgage Loans (the "Initial Group I
                               Mortgage Loans") and (ii) approximately
                               $40,510,472 of adjustable-rate Mortgage Loans
                               (the "Initial Group II Mortgage Loans" together with the Initial Group I Mortgage Loans, the
                               "Initial Mortgage Loans"). See attached
                               collateral descriptions for more information.

Additional Mortgage Loans:     On or prior to the Closing Date, approximately
                               $41,745,567 of additional mortgage loans having similar characteristics to the Initial Mortgage
                               Loans will be added to the trust, consisting of
                               (i) approximately $29,756,567 of additional fixed-rate Mortgage Loans (the "Additional Group
                               I Mortgage Loans") and (ii) approximately
                               $11,989,528 of additional adjustable-rate
                               Mortgage Loans (the "Additional Group II Mortgage
                               Loans" together with the Additional Group I
                               Mortgage Loans, the "Additional Mortgage Loans").
                               On the Closing Date, the Initial Mortgage Loans and the Additional Mortgage Loans will be the "Mortgage Loans."

Pricing Prepayment Speed:      The Certificates were priced based on the
                               following prepayment assumptions:
                               Fixed rate mortgage loans: 120% of PPC-F (100%
                               PPC-F is equal to 4% - 20% CPR over 12 months).
                               Adjustable rate mortgage loans: 100% of PPC-A
                               (100% PPC-A is equal to 4% - 35% CPR over 30 months).

Optional Termination:          The terms of the transaction allow for a clean-up
                               call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Net Mortgage Rate              The "Net Mortgage Rate" for any Mortgage Loan
                               for any Distribution Date shall be a per annum rate equal to the applicable Mortgage Rate for such Mortgage Loan as of the first day of the month preceding the month in which such Distribution Date occurs minus the servicing fee and trustee fee.

Net WAC Cap Rate:              As to any Distribution Date, a per annum rate
                               equal to:
                               (i)  the weighted average Net Mortgage Rate of
                                    the Mortgage Loans; minus
                               (ii) the insurer premium rate multiplied by a
                                    fraction equal to:
                                    (a) the aggregate Certificate Principal
                                        Balance of the Senior Certificates;
                                        divided by
                                    (b) the aggregate principal balance of the
                                        Mortgage Loans.
                               The result being adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

                                                                              3
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Net WAC Cap Rate
Carryover Amount:              If on any Distribution Date the certificate
                               interest rate for any of the Certificates is limited by the Net WAC Rate Cap, the "Net WAC Cap
                               Rate Carryover Amount" for such Class will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class at the related certificate interest rate (without giving effect to the Net WAC Cap
                               Rate, but only up to [14]%) over (b) the amount of interest that accrued at the Net WAC Cap Rate of the Mortgage Loans and (ii) any Net WAC Cap
                               Rate Carryover Amount from the prior Distribution
                               Date together with interest thereon at the related certificate rate (without giving effect to the Net WAC Cap Rate, but only up to [14]%).
                               Any Net WAC Cap Rate Carryover Amount will be paid on such Distribution Date or future
                               Distribution Dates from distribution of Excess
                               Interest, to the extent available, as described in "Priority of Distributions." The Policy does not cover any Net WAC Rate Cap Carryover Amount.

Credit Enhancement:            Credit enhancement for the Certificates will
                               consist of (i) for the Senior Certificates only, a Monoline Insurance Policy (the "Policy"), (ii)
                               Excess Interest (as defined below), (iii) overcollateralization and (iv) subordination.

Credit Enhancement
Percentages:


                                ----------------------------------------------- ----------------------------------------------
                                                Initial Credit                            Target Credit Enhancement
                                                 Enhancement                                 After Stepdown Date
                                ------------------------ ---------------------- ---------------------- -----------------------
                                        Rating                  Percent                Rating                 Percent
                                     [AAA/Aaa/AAA]              [18.00]%            [AAA/Aaa/AAA]              [36.00]%
                                      [AA/Aa2/AA]               [11.00]%             [AA/Aa2/AA]               [22.00]%
                                       [A/A2/A]                  [6.00]%              [A/A2/A]                 [12.00]%
                                    [BBB/Baa2/BBB]               [2.00]%           [BBB/Baa2/BBB]              [4.00]%
                                ------------------------ ---------------------- ---------------------- -----------------------

Insurance                      Policy: The Policy will guarantee the timely
                               payment of interest and the ultimate payment of principal on the Senior Certificates. The Policy does not cover (i) the Subordinate Certificates and (ii) any Net WAC Rate Cap Carryover Amount.

Excess Interest: For each Distribution Date, the interest collections from the Mortgage Loans minus the sum of (i) the interest paid on the Certificates; (ii) the servicing and trustee fees paid in respect of the Mortgage Loans; (iii) the insurer premium paid and (iv) any unreimbursed draws on the Policy.

Overcollateralization
Amount: On any Distribution Date, the "Overcollateralization Amount" will be the amount by which the balance of the Mortgage Loans (the "Mortgage Loan Balance") exceeds the balance of the Certificates (the "Certificate Principal Balance"). On any Distribution Date on which the Overcollateralization Amount does not equal the Required Overcollateralization Amount, Excess Interest, to the extent available, will be distributed as principal to the Certificateholders to increase the Overcollateralization Amount to the Required Overcollateralization Amount.

                               On the Closing Date, the Required
                               Overcollateralization Amount will be satisfied.

                                                                              4
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Required Overcollateralization
Amount: On any Distribution Date on which a Cumulative Loss Event or a Delinquency Event has not occurred, the Required Overcollateralization Amount is equal to:
                               (i) prior to the Stepdown Date, [2.00]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.
                               (ii) on or after the Stepdown Date, the greater
                                    of:
                                   (a) the lesser of:
                                     (x) [2.00]% of the aggregate principal
                                         balance of the Mortgage Loans as of
                                         the Cut-off Date; and
                                     (y) [4.00]% of the current aggregate
                                         principal balance of the Mortgage
                                         Loans;
                                   (b) [0.50]% of the aggregate principal
                                       balance of the Mortgage Loans as of the
                                       Cut-off Date (the "OC Floor").

                               On any Distribution Date on which a Delinquency Event or a Cumulative Loss Event has occurred, the Required Overcollateralization Amount is equal to the Required Overcollateralization Amount as of the preceding Distribution Date.

Subordination Required
Overcollateralization
Amount: On any Distribution Date on which a Delinquency Event has not occurred, the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount exclusive of the OC Floor calculation, otherwise the Subordination Required Overcollateralization Amount is equal to the Required Overcollateralization Amount.

Cumulative Loss Event:         A Cumulative Loss Event will have occurred if
                               cumulative net losses (as a percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date) exceed the applicable percentages below during the related period of time:

                                         ------------------------------ ---------------------------
                                              Distribution Dates               Percentages
                                         ------------------------------ ---------------------------
                                                     37-48                       [2.50]%
                                                     49-60                       [2.90]%
                                                     61-72                       [3.40]%
                                                     73-84                       [3.80]%
                                               85 and thereafter                 [4.00]%
                                         ------------------------------ ---------------------------

Delinquency Event:             The three-month rolling average of the percentage
                               of Mortgage Loans 60+ days delinquent exceeds
                               [40]% of the percentage equal to the credit enhancement provided to the Senior Certificates.

Stepdown Date:                 The later to occur of:
                               (i) the earlier to occur of:
                                   (a) the Distribution Date occurring in April
                                       2005; and
                                   (b) the Distribution Date on which the
                                       aggregate principal balance of the Senior
                                       Certificates is reduced to zero; and
                               (ii) the first Distribution Date on which the
                                    credit enhancement provided to the Senior
                                    Certificates is at least equal to [36.00]%.


                                                                              5
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subordination
Increase Amount:               As to any Distribution Date, the lesser of the
                               Subordination Deficiency and Excess Interest.

Subordination Deficiency:      As to any Distribution Date, the excess, if any,
                               of the Required Overcollateralization Amount over the Overcollateralization Amount after giving effect to the distribution of principal from the Mortgage Loans (but prior to the distribution of any Subordination Increase Amount).

Excess OC Amount:              As to any Distribution Date, the lesser of (i)
                               the principal payments received on the Mortgage
                               Loans and (ii) the excess, if any, of the Overcollateralization Amount over the Required
                               Overcollateralization Amount (assuming 100% of the principal payments received on the Mortgage
                               Loans is distributed to the Certificates).

Priority of Distributions:     Available funds will be distributed in the
                               following order of priority, in each case, to the extent of funds remaining:

                               1. To the Custodian and Trustee, the related fees and to the Insurer, the premium payable on the Senior Certificates;
                               2.  To the Senior Certificates, the related
                                   interest due, plus any related interest
                                   carryover shortfall;
                               3. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related interest due;
                               4. Class A Principal Distribution Amount is distributed as follows:
                                   (A) Amounts constituting principal funds
                                       attributable to the Group I Mortgage
                                       Loans to be distributed as follows:
                                       first, to the Class AF-1 Certificates,
                                       until the certificate principal balance
                                       has been reduced to zero, second, to the Class AF-2 Certificates, until the certificate principal balance has been reduced to zero.
                                   (B) Amounts constituting principal funds
                                       attributable to the Group II Mortgage
                                       Loans to be distributed as follows: to
                                       the Class AV-1 Certificates, until the
                                       certificate principal balance has been
                                       reduced to zero.
                                   (C) If the certificate principal balance of
                                       either group of mortgage loans is reduced to zero, any remaining amount of principal distributions for such group will be distributed to the Senior Certificates related to the other group of mortgage loan, after taking into account distributions pursuant to clause
                                       (A) or (B), respectively, above, until
                                       the certificate principal balance of the Senior Certificates have been reduced to zero.
                               5. To the Insurer, any reimbursement amounts due for prior draws on the Policy;
                               6. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, the related principal distribution amount due, excluding any Subordination Increase Amounts;
                               7.  To the Certificates, the related
                                   Subordination Increase Amount, distributed as in priorities 4 and 6 above;
                               8. Sequentially, to the Class M-1, Class M-2 and Class B Certificates, any interest and principal shortfalls;
                               9.  Sequentially, to the Class A, Class M-1,
                                   Class M-2 and Class B Certificates, the
                                   related Net WAC Rate Cap Carryover Amount;
                               10. To the Trustee, reimbursement for any
                                   expenses incurred as a result of a servicing transfer related to the resignation or termination of the Servicer;
                               11. To the residual certificates, any remaining
                                   amounts.

                                                                              6
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Principal Distribution
Amount: As to any Distribution Date, the lesser of: (i) the balance of the Certificates prior to such Distribution Date and (ii) the sum of (a) principal from the Mortgage Loans less any Excess OC Amount and (b) the Subordination Increase Amount.

Senior Principal
Distribution Amount:           As to any Distribution Date prior to the
                               Stepdown Date or during the continuation of a Delinquency Event, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate principal balance of the Class A
                               Certificates.

                               As to any other Distribution Date, an amount equal to the excess, if any, of (i) the aggregate principal balance of the Class A Certificates prior to such Distribution Date over (ii) the lesser of (a) [68.00]% of the balance of the Mortgage Loans as of the end of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date and (b) the balance of the Mortgage Loans as of such Distribution Date less the OC Floor.

Group I Principal
Distribution Amount:           The product of the Senior Principal Distribution
                               Amount and the related Principal Allocation
                               Percentage.

Group II Principal
Distribution Amount:           The product of the Senior Principal Distribution
                               Amount and the related Principal Allocation
                               Percentage.

Principal Allocation
Percentage:                    For the Group I and Group II Mortgage Loans,
                               respectively, a fraction, which equals: (x) the total amount of principal received or advanced with respect to the related group of Mortgage
                               Loans, divided by (y) the total amount of principal received or advanced with respect to all Mortgage Loans.

Class M-1 Principal
Distribution                   Amount: As to any Distribution Date on or after
                               the Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate class principal balance of the Class A Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                               (a) the sum of:
                                   (i) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date, and
                                   (ii) the class principal balance of the
                                        Class M-1 Certificates immediately prior to the applicable Distribution Date; over
                               (b) the lesser of:
                                   (i)  [82.00]% of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period,
                                        minus the OC Floor.

                                                                              7
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
  and not by the Issuer of the securities or any of its affiliates. Greenwich
   Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Class M-2 Principal
Distribution Amount:           As to any Distribution Date on or after the
                               Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate balance of the Class A Certificates and Class M-1
                               Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency
                               Event is not in effect, the excess of:
                               (a) the sum of:
                                   (i) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                                   (ii) the class principal balance of the Class
                                        M-1 Certificates, after taking into
                                        account distributions of the Class M-1
                                        Principal Distribution Amount for the
                                        applicable Distribution Date, and
                                   (iii) the class principal balance of the
                                        Class M-2 Certificates immediately prior to the applicable Distribution Date; over
                               (b) the lesser of:
                                   (i)  [92.00]% of the balance of the Mortgage
                                        Loans as of the last day of the related
                                        due period less the Subordination
                                        Required Overcollateralization Amount
                                        for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period
                                        minus the OC Floor.

Class B Principal
Distribution Amount:           As to any Distribution Date on or after the
                               Stepdown Date, (x) 100% of the Principal
                               Distribution Amount if the aggregate class principal balance of the Class A, Class M-1 and Class M-2 Certificates has been reduced to zero and a Delinquency Event exists, or (y) if a Delinquency Event is not in effect, the excess of:
                               (a) the sum of:
                                   (i) the aggregate class principal balance of the Class A Certificates, after taking into account distributions of the Senior Principal Distribution Amount for the applicable Distribution Date,
                                   (ii) the class principal balance of the Class
                                        M-1 Certificates, after taking into
                                        account distributions of the Class M-1
                                        Principal Distribution Amount for the
                                        applicable Distribution Date,
                                   (iii) the class principal balance of the
                                        Class M-2 Certificates, after taking
                                        into account distributions of the Class
                                        M-2 Principal Distribution Amount for
                                        the applicable Distribution Date, and
                                   (iv) the class principal balance of the Class
                                        B Certificates immediately prior to the
                                        applicable Distribution Date; over
                              (b) the lesser of:
                                   (i) [100.00]% of the balance of the Mortgage Loans as of the last day of the related due period less the Subordination Required Overcollateralization Amount for that Distribution Date, and
                                   (ii) the balance of the Mortgage Loans as of
                                        the last day of the related due period
                                        minus the OC Floor.

Allocation of Losses:          Losses not covered by the available credit
                               enhancement will be allocated in the reverse order of payment priority (first to the Class B, then the Class M-2 and then the Class M-1
                               Certificates).

                                                                              8
GREENWICH CAPITAL
=========----------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication which supersede these Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                                                              9
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables


Class AF-1 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
WAL (yr)                         7.21         1.55          1.06         0.83          0.72          0.65         0.59
MDUR (yr)                        6.53         1.50          1.03         0.82          0.70          0.64         0.58
First Prin Pay                 04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
Last Prin Pay                  09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
----------------------------------------------------------------------------------------------------------------------------

Class AF-1 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
WAL (yr)                         7.21         1.55          1.06         0.83          0.72          0.65         0.59
MDUR (yr)                        6.53         1.50          1.03         0.82          0.70          0.64         0.58
First Prin Pay                 04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
Last Prin Pay                  09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
----------------------------------------------------------------------------------------------------------------------------

Class AF-2 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
WAL (yr)                        21.43         8.66          5.53         3.97          3.13          2.60         2.08
MDUR (yr)                       11.83         6.32          4.45         3.37          2.74          2.31         1.89
First Prin Pay                 09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
Last Prin Pay                  10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06
----------------------------------------------------------------------------------------------------------------------------

Class AF-2 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
WAL (yr)                        21.46         9.47          6.13         4.38          3.51          2.91         2.31
MDUR (yr)                       11.83         6.60          4.73         3.60          2.98          2.53         2.06
First Prin Pay                 09/25/14     02/25/05      02/25/04     08/25/03      06/25/03      04/25/03     03/25/03
Last Prin Pay                  08/25/31     03/25/30      09/25/24     12/25/18      07/25/15      06/25/13     11/25/11
----------------------------------------------------------------------------------------------------------------------------


                                                                             10
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables

Class AV-1 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       20.49         4.65          3.49         2.85          1.97          1.68         1.52
 MDUR (yr)                      15.84         4.26          3.26         2.69          1.89          1.62         1.48
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      09/25/06     12/25/04
----------------------------------------------------------------------------------------------------------------------------

Class AV-1 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       20.61         4.65          3.51         2.93          1.97          1.68         1.52
 MDUR (yr)                      15.91         4.26          3.28         2.76          1.89          1.62         1.48
 First Prin Pay                04/25/02     04/25/02      04/25/02     04/25/02      04/25/02      04/25/02     04/25/02
 Last Prin Pay                 01/25/32     02/25/18      04/25/15     08/25/16      02/25/08      09/25/06     12/25/04
----------------------------------------------------------------------------------------------------------------------------

Class M-1 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.06         10.71         7.05         5.21          4.31          4.15         4.16
 MDUR (yr)                      17.99         8.94          6.22         4.74          3.98          3.85         3.86
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      07/25/05      09/25/05     01/25/06
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06
----------------------------------------------------------------------------------------------------------------------------

Class M-1 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.18         11.63         7.73         5.71          4.72          4.48         4.67
 MDUR (yr)                      18.05         9.48          6.69         5.12          4.31          4.13         4.30
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      07/25/05      09/25/05     01/25/06
 Last Prin Pay                 11/25/31     12/25/27      11/25/20     11/25/15      12/25/12      04/25/11     01/25/10
----------------------------------------------------------------------------------------------------------------------------


                                                                             11
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          Weighted Average Life Tables


Class M-2 To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.06         10.71         7.05         5.20          4.20          3.87         3.72
 MDUR (yr)                      16.95         8.68          6.09         4.65          3.84          3.56         3.44
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      05/25/05      06/25/05     07/25/05
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06
----------------------------------------------------------------------------------------------------------------------------

Class M-2 To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.18         11.52         7.63         5.63          4.55          4.15         3.97
 MDUR (yr)                      17.00         9.12          6.47         4.96          4.11          3.79         3.65
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      05/25/05      06/25/05     07/25/05
 Last Prin Pay                 10/25/31     02/25/26      11/25/18     05/25/14      09/25/11      04/25/10     02/25/09
----------------------------------------------------------------------------------------------------------------------------

Class B To Call
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.06         10.69         7.04         5.19          4.15          3.76         3.51
 MDUR (yr)                      14.70         8.06          5.77         4.46          3.67          3.36         3.16
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      04/25/05      04/25/05     05/25/05
 Last Prin Pay                 10/25/30     01/25/18      09/25/12     11/25/09      01/25/08      03/25/07     06/25/06
----------------------------------------------------------------------------------------------------------------------------

Class B To Maturity
----------------------------------------------------------------------------------------------------------------------------
FRM Prepay Speed                0% PPC       50% PPC      85% PPC      120% PPC      150% PPC      175% PPC     200% PPC
ARM Prepay Speed                0% PPC       50% PPC      75% PPC      100% PPC      150% PPC      175% PPC     200% PPC
============================================================================================================================
 WAL (yr)                       26.12         11.10         7.31         5.39          4.31          3.88         3.63
 MDUR (yr)                      14.72         8.25          5.94         4.60          3.79          3.46         3.26
 First Prin Pay                08/25/23     09/25/07      11/25/05     04/25/05      04/25/05      04/25/05     05/25/05
 Last Prin Pay                 07/25/31     03/25/23      05/25/16     07/25/12      03/25/10      12/25/08     01/25/08
----------------------------------------------------------------------------------------------------------------------------



                                                                             12
GREENWICH CAPITAL
=========----------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
    ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                         Effective Net WAC Rate Schedule

------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------
                                   Net                                        Net                                         Net
              Net Available     Available               Net Available      Available                Net Available      Available
   Period     Funds Cap (1)   Funds Cap (2)   Period    Funds Cap (1)    Funds Cap (2)   Period     Funds Cap (1)    Funds Cap (2)
------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------
     1           9.94040%       9.94040%        32         9.00127%        9.01197%        63          9.02633%        10.59036%
     2           9.27779%       9.27779%        33         9.30309%        9.31405%        64          9.32786%        10.92980%
     3           8.97860%       8.97860%        34         9.00474%        9.03908%        65          9.02760%        10.56419%
     4           9.27799%       9.27799%        35         9.00653%        9.29202%        66          9.02824%        10.55126%
     5           8.97881%       8.97881%        36         9.97353%        10.29337%       67          9.32984%        10.88972%
     6           8.97893%       8.97893%        37         9.01480%        9.85789%        68          9.02953%        10.52572%
     7           9.27837%       9.27837%        38         9.31382%        10.17761%       69          9.33118%        10.86355%
     8           8.97922%       8.97922%        39         9.01201%        9.84080%        70          9.03083%        10.50061%
     9           9.27870%       9.27870%        40         9.31300%        10.17077%       71          9.03149%        10.48821%
     10          8.97957%       8.97957%        41         9.01315%        9.91602%        72          9.65506%        11.19840%
     11          8.97977%       8.97977%        42         9.01372%        9.91068%        73          9.03282%        10.46373%
     12          9.94227%       9.94227%        43         9.31477%        10.41788%       74          9.33460%        10.80004%
     13          8.98057%       8.98057%        44         9.01487%        10.07323%       75          9.03416%        10.43968%
     14          9.28044%       9.28044%        45         9.31596%        10.40019%       76          9.33600%        10.77540%
     15          8.98163%       8.98163%        46         9.01603%        10.06419%       77          9.03552%        10.41604%
     16          9.28164%       9.28164%        47         9.01661%        10.13157%       78          9.03621%        10.40438%
     17          8.98290%       8.98290%        48         9.98333%        11.20899%       79          9.33813%        10.73925%
     18          8.98362%       8.98362%        49         9.01779%        10.28448%       80          9.03759%        10.38138%
     19          9.28389%       9.28389%        50         9.31899%        10.61657%       81          9.33957%        10.71570%
     20          8.98526%       8.98526%        51         9.01897%        10.26379%       82          9.03900%        10.35879%
     21          9.28571%       9.28571%        52         9.32022%        10.60198%       83          9.03970%        10.34766%
     22          8.98715%       8.99155%        53         9.02017%        10.32143%       84         10.00903%        11.44413%
     23          8.98820%       8.99386%        54         9.02077%        10.31234%       85          9.04114%        10.32570%
     24          9.60927%       9.61529%        55         9.32209%        10.81017%       86          9.34326%        10.65871%
     25          8.99080%       8.99919%        56         9.02198%        10.44950%       87          9.04259%        10.30416%
     26          9.29180%       9.30042%        57         9.32335%        10.78555%       88          9.34477%        10.63667%
     27          8.99341%       9.00170%        58         9.02321%        10.43194%       89          9.04406%        10.28304%
     28          9.29467%       9.30462%        59         9.02383%        10.48819%       90          9.04481%        10.27263%
     29          8.99635%       9.00631%        60         9.99135%        11.60012%       91          9.34708%        10.60441%
     30          8.99793%       9.00781%        61         9.02507%        10.61696%       92          9.04631%        10.25213%
     31          9.29957%       9.31072%        62         9.32655%        10.95706%
------------- --------------- -------------- --------- ----------------- -------------- ---------- ----------------- --------------


(1) Assumes that 6 Month LIBOR stays at 2.03% and is run at the Pricing Prepayment Speed to call.
(2) Assumes that 6 Month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and is run at the Pricing Prepayment Speed to call.

                                                                             13
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                              Total Mortgage Loans
                     As of the Statistical Calculation Date



TOTAL CURRENT BALANCE:                           $133,254,433
NUMBER OF LOANS:                                        1,394

                                                                                 Minimum                   Maximum
AVG CURRENT BALANCE:                                  $95,591                    $17,084                  $431,057

WAVG GROSS COUPON:                                     10.046  %                   6.640  %                 14.390  %
WAVG GROSS MARGIN:                                      7.623  %                   4.490  %                 12.240  %
WAVG PERIOD RATE CAP:                                   1.000  %                   1.000  %                  1.000  %
WAVG MIN INTEREST RATE:                                 9.949  %                   6.640  %                 14.240  %
WAVG MAX INTEREST RATE:                                16.949  %                  13.640  %                 21.240  %

WAVG NEXT ADJUSTMENT DATE:                                 35  months                 21  months                38  months

WAVG CLTV:                                              75.02  %                   18.33  %                  95.00  %
WAVG CREDIT SCORE:                                        600                        458                       797

WAVG ORIGINAL TERM:                                       329  months                 60  months               360  months
WAVG REMAINING TERM:                                      328  months                 59  months               360  months
WAVG SEASONING:                                             1  months                  0  months                11  months

PREPAYMENT CONC ($):                           80.99 %  Prepayment Penalty,  19.01 %  No Prepayment Penalty
WAVG PREPAY PENALTY TERM:                                  33  months                  0  months                60  months

TOP STATE CONC ($):                            22.94 %  New York,  11.39 %  Ohio,  10.11 %  New Jersey
MAXIMUM ZIP CODE CONC ($):                     0.81 %  11238

FIRST PAY DATE:                                                             Mar 01, 2001              Apr 01, 2002
NEXT RATE ADJ DATE:                                                         Oct 25, 2003              Mar 01, 2005
MATURE DATE:                                                                Dec 10, 2006              Mar 01, 2032


                                                                             14
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
DELINQUENCY:                                                  Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Current                                                                  1,388           132,639,048.83                   99.54
 30-59 Days Delinquent                                                        6               615,384.19                    0.46
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
CURRENT BALANCE ($):                                          Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
    17,084  -    50,000                                                     386            13,980,361.82                   10.49
    50,001  -   100,000                                                     501            36,244,057.29                   27.20
   100,001  -   150,000                                                     258            31,127,116.40                   23.36
   150,001  -   200,000                                                     145            24,853,106.05                   18.65
   200,001  -   250,000                                                      61            13,490,307.67                   10.12
   250,001  -   300,000                                                      20             5,489,795.69                    4.12
   300,001  -   350,000                                                      13             4,181,288.47                    3.14
   350,001  -   400,000                                                       7             2,603,342.52                    1.95
   400,001  -   431,057                                                       3             1,285,057.11                    0.96
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================



                                                                             15
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
GROSS COUPON (%):                                             Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
  6.640  -  7.000                                                            15             1,593,910.01                    1.20
  7.001  -  7.500                                                            22             2,855,274.68                    2.14
  7.501  -  8.000                                                            49             6,723,833.00                    5.05
  8.001  -  8.500                                                            55             6,438,602.10                    4.83
  8.501  -  9.000                                                           123            16,004,519.74                   12.01
  9.001  -  9.500                                                           113            12,780,981.34                    9.59
  9.501  - 10.000                                                           234            24,255,140.02                   18.20
 10.001  - 10.500                                                           149            13,017,449.08                    9.77
 10.501  - 11.000                                                           222            20,557,102.17                   15.43
 11.001  - 11.500                                                           126             9,648,679.40                    7.24
 11.501  - 12.000                                                           120             9,737,030.98                    7.31
 12.001  - 12.500                                                            57             3,850,843.85                    2.89
 12.501  - 13.000                                                            53             3,519,030.47                    2.64
 13.001  - 13.500                                                            22               839,388.45                    0.63
 13.501  - 14.000                                                            26             1,167,635.38                    0.88
 14.001  - 14.390                                                             8               265,012.35                    0.20
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
GROSS MARGIN (%) (ARMs Only):                                 Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
  4.490  -  4.500                                                             2               370,456.84                    0.91
  4.501  -  5.000                                                             2               196,087.65                    0.48
  5.001  -  5.500                                                            11             1,460,196.94                    3.60
  5.501  -  6.000                                                            16             1,706,386.56                    4.21
  6.001  -  6.500                                                            31             2,858,875.93                    7.06
  6.501  -  7.000                                                            54             6,280,485.07                   15.50
  7.001  -  7.500                                                            59             6,721,474.97                   16.59
  7.501  -  8.000                                                            80             7,897,664.05                   19.50
  8.001  -  8.500                                                            44             4,017,256.78                    9.92
  8.501  -  9.000                                                            43             3,574,612.72                    8.82
  9.001  -  9.500                                                            27             2,112,360.00                    5.21
  9.501  - 10.000                                                            16             1,577,590.68                    3.89
 10.001  - 10.500                                                            14               710,525.14                    1.75
 10.501  - 11.000                                                             6               413,205.32                    1.02
 11.001  - 11.500                                                            10               349,533.39                    0.86
 11.501  - 12.000                                                             5               231,359.93                    0.57
 12.001  - 12.240                                                             1                32,400.00                    0.08
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                       421            40,510,471.97                  100.00
=======================================================    =====================    =====================   =====================


                                                                             16
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
MIN INTEREST RATE (%) (ARMs Only):                            Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
        <= 10.000                                                           211            24,627,477.69                   60.79
 10.001  - 10.500                                                            52             4,002,585.33                    9.88
 10.501  - 11.000                                                            62             6,095,125.67                   15.05
 11.001  - 11.500                                                            33             2,498,921.44                    6.17
 11.501  - 12.000                                                            20             1,184,131.87                    2.92
 12.001  - 12.500                                                            10               532,018.09                    1.31
 12.501  - 13.000                                                            18               912,768.84                    2.25
 13.001  - 13.500                                                             4               203,101.97                    0.50
 13.501  - 14.000                                                             8               362,152.37                    0.89
 14.001  - 14.240                                                             3                92,188.70                    0.23
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                       421            40,510,471.97                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
MAX INTEREST RATE (%) (ARMs Only):                            Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
        <= 17.000                                                           211            24,627,477.69                   60.79
 17.001  - 17.500                                                            52             4,002,585.33                    9.88
 17.501  - 18.000                                                            62             6,095,125.67                   15.05
 18.001  - 18.500                                                            33             2,498,921.44                    6.17
 18.501  - 19.000                                                            20             1,184,131.87                    2.92
 19.001  - 19.500                                                            10               532,018.09                    1.31
 19.501  - 20.000                                                            18               912,768.84                    2.25
 20.001  - 20.500                                                             4               203,101.97                    0.50
 20.501  - 21.000                                                             8               362,152.37                    0.89
 21.001  - 21.240                                                             3                92,188.70                    0.23
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                       421            40,510,471.97                  100.00
=======================================================    =====================    =====================   =====================


                                                                             17
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
NEXT ADJUSTMENT DATE (ARMs Only):                             Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 October 2003                                                                 1               106,013.47                    0.26
 November 2003                                                                2               153,067.81                    0.38
 January 2004                                                                 1               133,000.00                    0.33
 February 2004                                                                1               144,173.44                    0.36
 October 2004                                                                48             4,534,564.32                   11.19
 November 2004                                                              104             8,819,676.46                   21.77
 December 2004                                                              124            12,162,023.07                   30.02
 January 2005                                                                72             7,572,818.40                   18.69
 February 2005                                                               50             5,502,585.00                   13.58
 March 2005                                                                  18             1,382,550.00                    3.41
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                       421            40,510,471.97                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
ORIGINAL TERM (MONTHS):                                       Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
  60  -  90                                                                   9               625,000.03                    0.47
  91  - 150                                                                  56             3,419,774.73                    2.57
 151  - 210                                                                 161            12,606,706.34                    9.46
 211  - 270                                                                  60             4,738,187.25                    3.56
 271  - 330                                                                  35             4,029,484.82                    3.02
 331  - 360                                                               1,073           107,835,279.85                   80.92
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
REMAINING TERM (MONTHS):                                      Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
  59  -  60                                                                   1                27,133.38                    0.02
  61  - 120                                                                  49             3,055,939.77                    2.29
 121  - 180                                                                 171            13,173,657.95                    9.89
 181  - 240                                                                  59             4,470,856.17                    3.36
 241  - 300                                                                  34             4,122,544.13                    3.09
 301  - 360                                                               1,080           108,404,301.62                   81.35
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================

                                                                             18
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
SEASONING (MONTHS):                                           Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
          0                                                                 517            54,537,647.06                   40.93
   1  -   6                                                                 876            78,572,612.52                   58.96
   7  -  11                                                                   1               144,173.44                    0.11
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
CLTV (%):                                                     Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
  18.33  -  20.00                                                             1                54,980.35                    0.04
  20.01  -  25.00                                                            10               480,701.21                    0.36
  25.01  -  30.00                                                             6               339,726.83                    0.25
  30.01  -  35.00                                                            11               569,826.73                    0.43
  35.01  -  40.00                                                            24             1,357,095.20                    1.02
  40.01  -  45.00                                                            25             1,498,223.44                    1.12
  45.01  -  50.00                                                            49             3,521,848.14                    2.64
  50.01  -  55.00                                                            29             2,387,374.11                    1.79
  55.01  -  60.00                                                            88             6,193,380.73                    4.65
  60.01  -  65.00                                                           120            10,510,121.67                    7.89
  65.01  -  70.00                                                           160            15,238,279.67                   11.44
  70.01  -  75.00                                                           206            20,169,949.83                   15.14
  75.01  -  80.00                                                           294            29,524,820.56                   22.16
  80.01  -  85.00                                                           178            20,073,487.74                   15.06
  85.01  -  90.00                                                           188            20,345,916.81                   15.27
  90.01  -  95.00                                                             5               988,700.00                    0.74
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
CREDIT SCORE:                                                 Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 N/A                                                                          9               363,668.93                    0.27
 458  - 500                                                                  35             2,730,560.67                    2.05
 501  - 550                                                                 362            29,868,198.31                   22.41
 551  - 600                                                                 410            40,479,734.11                   30.38
 601  - 650                                                                 320            32,402,302.43                   24.32
 651  - 700                                                                 159            16,723,164.78                   12.55
 701  - 750                                                                  69             7,548,861.19                    5.66
 751  - 797                                                                  30             3,137,942.60                    2.35
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================

                                                                             19
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
PREPAY PENALTY TERM (MONTHS):                                 Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
   0                                                                        289            25,325,200.52                   19.01
  12                                                                        166            26,348,321.14                   19.77
  24                                                                          3               236,884.58                    0.18
  30                                                                          2               347,700.00                    0.26
  36                                                                        773            68,558,830.51                   51.45
  42                                                                         11             1,181,165.26                    0.89
  60                                                                        150            11,256,331.01                    8.45
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
LIEN:                                                         Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 First Lien                                                               1,320           129,389,265.58                   97.10
 Second Lien                                                                 74             3,865,167.44                    2.90
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
OCCUPANCY:                                                    Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Primary                                                                  1,210           118,099,198.64                   88.63
 Non-owner                                                                  184            15,155,234.38                   11.37
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                             20
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
PROPERTY TYPE:                                                Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Single Family                                                            1,095           100,705,506.23                   75.57
 Two-Four Family                                                            165            19,715,929.34                   14.80
 Condominium                                                                 56             4,859,448.72                    3.65
 Five-Eight Family                                                           29             3,353,934.77                    2.52
 Multi-Use                                                                   24             3,235,382.72                    2.43
 Manufactured Housing                                                        25             1,384,231.24                    1.04
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
DOCUMENTATION:                                                Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Full                                                                     1,054            97,633,830.01                   73.27
 No Income                                                                  176            19,518,767.31                   14.65
 Limited                                                                     97             9,299,087.29                    6.98
 Stated Income                                                               67             6,802,748.41                    5.11
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
GRADE :                                                       Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 A                                                                        1,041           106,527,215.96                   79.94
 C                                                                          153            11,680,508.96                    8.77
 B                                                                          137            10,834,963.77                    8.13
 D                                                                           63             4,211,744.33                    3.16
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
AMORTIZATION:                                                 Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Fully Amortizing                                                         1,394           133,254,433.02                  100.00
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================


                                                                             21
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                               % of Aggregate
                                                                                     Principal Balance       Principal Balance
                                                                Number of            Outstanding as of       Outstanding as of
STATE:                                                        Mortgage Loans           Stat Calc Date          Stat Calc Date
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
 Arizona                                                                      2               102,613.28                    0.08
 Arkansas                                                                     6               412,824.64                    0.31
 California                                                                   3               649,726.67                    0.49
 Colorado                                                                     1               193,427.63                    0.15
 Connecticut                                                                 48             4,759,790.52                    3.57
 Delaware                                                                    15             1,779,315.09                    1.34
 District of Columbia                                                         7               825,878.96                    0.62
 Florida                                                                     34             2,850,984.54                    2.14
 Georgia                                                                     48             4,094,597.52                    3.07
 Illinois                                                                   118            13,187,966.91                    9.90
 Indiana                                                                     23             2,169,026.16                    1.63
 Kansas                                                                       2                59,087.25                    0.04
 Kentucky                                                                     9               614,425.98                    0.46
 Louisiana                                                                   20             1,217,859.01                    0.91
 Maine                                                                        4               185,250.00                    0.14
 Maryland                                                                    47             4,060,052.91                    3.05
 Massachusetts                                                               34             3,884,434.04                    2.92
 Michigan                                                                    57             4,040,543.80                    3.03
 Minnesota                                                                   13             1,408,204.85                    1.06
 Mississippi                                                                  9               399,565.95                    0.30
 Missouri                                                                    52             3,267,226.79                    2.45
 New Hampshire                                                                2               165,000.00                    0.12
 New Jersey                                                                 110            13,468,712.53                   10.11
 New York                                                                   197            30,567,520.66                   22.94
 North Carolina                                                              55             4,340,181.83                    3.26
 Ohio                                                                       206            15,178,473.19                   11.39
 Oklahoma                                                                     4               262,412.97                    0.20
 Oregon                                                                       1               342,810.97                    0.26
 Pennsylvania                                                               180            11,679,588.77                    8.76
 Rhode Island                                                                16             1,787,873.24                    1.34
 South Carolina                                                              16             1,212,077.73                    0.91
 Tennessee                                                                   21             1,584,260.20                    1.19
 Virginia                                                                    27             2,169,983.21                    1.63
 West Virginia                                                                6               254,535.22                    0.19
 Wisconsin                                                                    1                78,200.00                    0.06
-------------------------------------------------------    ---------------------    ---------------------   ---------------------
Total                                                                     1,394           133,254,433.02                  100.00
=======================================================    =====================    =====================   =====================

                                                                             22
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                            Fixed-Rate Mortgage Loans
                     As of the Statistical Calculation Date

TOTAL CURRENT BALANCE:                               $92,743,961
NUMBER OF LOANS:                                             973

                                                                                     Minimum                   Maximum
AVG CURRENT BALANCE:                                     $95,318                     $17,084                  $431,057

WAVG GROSS COUPON:                                        10.088  %                    6.690  %                 14.390  %

WAVG COMB LTV:                                             74.15  %                    18.33  %                  95.00  %

WAVG CREDIT SCORE:                                           610                         463                       797

WAVG ORIGINAL TERM:                                          316  months                  60  months               360  months
WAVG REMAINING TERM:                                         315  months                  59  months               360  months
WAVG SEASONING:                                                1  months                   0  months                 5  months

PREPAYMENT CONC ($):                               73.50 %  Prepayment Penalty,  26.50 %  No Prepayment Penalty
WAVG PREPAY TERM:                                             31  months                   0  months                60  months

TOP STATE CONC ($):                               32.56 %  New York,  9.24 %  New Jersey,  9.19 %  Illinois
MAXIMUM ZIP CODE CONC ($):                        1.17 %  11238

FIRST PAY DATE:                                                                       Sep 03, 2001         Apr 1, 2002
MATURE DATE:                                                                          Dec 10, 2006         Mar 1, 2032



                                                                             22
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                         % of Aggregate
                                                                              Principal Balance         Principal Balance
                                                         Number of            Outstanding as of         Outstanding as of
DELINQUENCY:                                          Mortgage Loans            Stat Calc Date           Stat Calc Date
-----------------------------------------------    ----------------------    ---------------------     --------------------
 Current                                                             971            92,520,034.79                    99.76
 30-59 Days Delinquent                                                 2               223,926.26                     0.24
-----------------------------------------------    ----------------------    ---------------------     --------------------
Total                                                                973            92,743,961.05                   100.00
===============================================    ======================    =====================     ====================


                                                                                                         % of Aggregate
                                                                              Principal Balance         Principal Balance
                                                         Number of            Outstanding as of         Outstanding as of
CURRENT BALANCE ($):                                  Mortgage Loans            Stat Calc Date           Stat Calc Date
-----------------------------------------------    ----------------------    ---------------------     --------------------
    17,084  -    50,000                                              292            10,594,766.52                    11.42
    50,001  -   100,000                                              323            23,121,797.10                    24.93
   100,001  -   150,000                                              179            21,659,380.94                    23.35
   150,001  -   200,000                                              104            17,933,505.78                    19.34
   200,001  -   250,000                                               46            10,198,547.80                    11.00
   250,001  -   300,000                                               13             3,551,139.52                     3.83
   300,001  -   350,000                                                8             2,605,423.76                     2.81
   350,001  -   400,000                                                6             2,218,342.52                     2.39
   400,001  -   431,057                                                2               861,057.11                     0.93
-----------------------------------------------    ----------------------    ---------------------     --------------------
Total                                                                973            92,743,961.05                   100.00
===============================================    ======================    =====================     ====================

                                                                             24
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                         % of Aggregate
                                                                              Principal Balance         Principal Balance
                                                         Number of            Outstanding as of         Outstanding as of
GROSS COUPON (%):                                     Mortgage Loans            Stat Calc Date           Stat Calc Date
-----------------------------------------------    ----------------------    ---------------------     --------------------
  6.690  -  7.000                                                     13             1,223,453.17                     1.32
  7.001  -  7.500                                                     18             2,503,489.48                     2.70
  7.501  -  8.000                                                     44             5,798,928.19                     6.25
  8.001  -  8.500                                                     40             5,081,775.31                     5.48
  8.501  -  9.000                                                     78             9,893,265.98                    10.67
  9.001  -  9.500                                                     69             7,821,148.73                     8.43
  9.501  - 10.000                                                    138            13,702,722.34                    14.77
 10.001  - 10.500                                                     97             9,014,863.75                     9.72
 10.501  - 11.000                                                    160            14,461,976.50                    15.59
 11.001  - 11.500                                                     93             7,149,757.96                     7.71
 11.501  - 12.000                                                    100             8,552,899.11                     9.22
 12.001  - 12.500                                                     47             3,318,825.76                     3.58
 12.501  - 13.000                                                     35             2,606,261.63                     2.81
 13.001  - 13.500                                                     18               636,286.48                     0.69
 13.501  - 14.000                                                     18               805,483.01                     0.87
 14.001  - 14.390                                                      5               172,823.65                     0.19
-----------------------------------------------    ----------------------    ---------------------     --------------------
Total                                                                973            92,743,961.05                   100.00
===============================================    ======================    =====================     ====================


                                                                             25
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
ORIGINAL TERM (MONTHS):                            Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
  60  -  90                                                        9                625,000.03                       0.67
  91  - 150                                                       56              3,419,774.73                       3.69
 151  - 210                                                      161             12,606,706.34                      13.59
 211  - 270                                                       60              4,738,187.25                       5.11
 271  - 330                                                       35              4,029,484.82                       4.34
 331  - 360                                                      652             67,324,807.88                      72.59
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
REMAINING TERM (MONTHS):                           Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
  59  -  60                                                        1                 27,133.38                       0.03
  61  - 120                                                       49              3,055,939.77                       3.30
 121  - 180                                                      171             13,173,657.95                      14.20
 181  - 240                                                       59              4,470,856.17                       4.82
 241  - 300                                                       34              4,122,544.13                       4.45
 301  - 360                                                      659             67,893,829.65                      73.21
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
SEASONING (MONTHS):                                Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
          0                                                      376             39,946,693.66                      43.07
   1  -   5                                                      597             52,797,267.39                      56.93
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================

                                                                             26
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
CLTV (%):                                          Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
  18.33  -  20.00                                                  1                 54,980.35                       0.06
  20.01  -  25.00                                                  6                282,821.04                       0.30
  25.01  -  30.00                                                  4                209,836.39                       0.23
  30.01  -  35.00                                                  9                429,975.74                       0.46
  35.01  -  40.00                                                 18              1,033,163.21                       1.11
  40.01  -  45.00                                                 17                981,401.43                       1.06
  45.01  -  50.00                                                 36              2,842,302.43                       3.06
  50.01  -  55.00                                                 21              1,932,573.95                       2.08
  55.01  -  60.00                                                 66              4,987,578.35                       5.38
  60.01  -  65.00                                                 92              8,159,194.34                       8.80
  65.01  -  70.00                                                117             11,236,366.48                      12.12
  70.01  -  75.00                                                158             15,285,150.34                      16.48
  75.01  -  80.00                                                192             18,400,718.96                      19.84
  80.01  -  85.00                                                111             13,145,636.49                      14.17
  85.01  -  90.00                                                121             13,094,061.55                      14.12
  90.01  -  95.00                                                  4                668,200.00                       0.72
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
CREDIT SCORE:                                      Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 N/A                                                               5                273,699.91                       0.30
 463  - 500                                                       19              1,494,449.43                       1.61
 501  - 550                                                      212             17,102,658.41                      18.44
 551  - 600                                                      264             24,903,450.82                      26.85
 601  - 650                                                      249             24,881,835.94                      26.83
 651  - 700                                                      131             14,150,320.53                      15.26
 701  - 750                                                       65              6,944,361.70                       7.49
 751  - 797                                                       28              2,993,184.31                       3.23
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                             27
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
PREPAY TERM (MONTHS):                              Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
   0                                                             283             24,576,243.04                      26.50
  12                                                             162             25,715,121.14                      27.73
  24                                                               1                 34,985.29                       0.04
  30                                                               2                347,700.00                       0.37
  36                                                             370             30,301,239.09                      32.67
  42                                                               8                792,769.65                       0.85
  60                                                             147             10,975,902.84                      11.83
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
LIEN:                                              Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 First Lien                                                      899             88,878,793.61                      95.83
 Second Lien                                                      74              3,865,167.44                       4.17
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
OCCUPANCY:                                         Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 Primary                                                         828             80,475,930.27                      86.77
 Non-owner                                                       145             12,268,030.78                      13.23
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
PROPERTY TYPE:                                     Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 Single Family                                                   742             66,732,355.61                      71.95
 Two-Four Family                                                 125             15,562,901.81                      16.78
 Five-Eight Family                                                29              3,353,934.77                       3.62
 Multi-Use                                                        24              3,235,382.72                       3.49
 Condominium                                                      30              2,621,388.54                       2.83
 Manufactured Housing                                             23              1,237,997.60                       1.33
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================

                                                                             28
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
DOCUMENTATION:                                     Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 Full                                                            731             67,692,271.45                      72.99
 No Income                                                       134             14,572,499.29                      15.71
 Limited                                                          67              6,484,391.76                       6.99
 Stated Income                                                    41              3,994,798.55                       4.31
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
GRADE:                                             Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 A                                                               751             75,737,724.77                      81.66
 B                                                                88              7,153,040.39                       7.71
 C                                                                92              7,143,431.15                       7.70
 D                                                                42              2,709,764.74                       2.92
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
AMORTIZATION:                                      Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 Fully Amortizing                                                973             92,743,961.05                     100.00
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================

                                                                             29
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                           Principal Balance         Principal Balance
                                                     Number of             Outstanding as of         Outstanding as of
STATE:                                             Mortgage Loans           Stat Calc Date             Stat Calc Date
--------------------------------------------    ---------------------    ----------------------    -----------------------
 Arizona                                                           2                102,613.28                       0.11
 Arkansas                                                          3                140,774.64                       0.15
 California                                                        2                369,884.78                       0.40
 Connecticut                                                      26              1,930,806.62                       2.08
 Delaware                                                          9              1,164,131.48                       1.26
 District of Columbia                                              4                474,978.96                       0.51
 Florida                                                          25              1,826,670.33                       1.97
 Georgia                                                          35              2,639,665.28                       2.85
 Illinois                                                         80              8,521,339.53                       9.19
 Indiana                                                          13              1,279,746.13                       1.38
 Kansas                                                            1                 29,987.25                       0.03
 Kentucky                                                          7                364,136.93                       0.39
 Louisiana                                                        15                833,609.01                       0.90
 Maine                                                             4                185,250.00                       0.20
 Maryland                                                         30              2,398,315.78                       2.59
 Massachusetts                                                    21              2,263,104.02                       2.44
 Michigan                                                         26              1,910,608.82                       2.06
 Minnesota                                                         8                792,769.65                       0.85
 Mississippi                                                       8                325,192.54                       0.35
 Missouri                                                         40              2,435,760.67                       2.63
 New Hampshire                                                     1                 45,000.00                       0.05
 New Jersey                                                       70              8,572,273.70                       9.24
 New York                                                        195             30,198,599.16                      32.56
 North Carolina                                                   55              4,340,181.83                       4.68
 Ohio                                                            108              7,999,535.31                       8.63
 Oklahoma                                                          3                160,712.97                       0.17
 Pennsylvania                                                    127              7,120,675.16                       7.68
 Rhode Island                                                      8                830,573.22                       0.90
 South Carolina                                                   15              1,165,351.96                       1.26
 Tennessee                                                        14                985,830.61                       1.06
 Virginia                                                         14              1,146,319.66                       1.24
 West Virginia                                                     4                189,561.77                       0.20
--------------------------------------------    ---------------------    ----------------------    -----------------------
Total                                                            973             92,743,961.05                     100.00
============================================    =====================    ======================    =======================

                                                                             30
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                         Adjustable-Rate Mortgage Loans
                     As of the Statistical Calculation Date


TOTAL CURRENT BALANCE:                            $40,510,472
NUMBER OF LOANS:                                          421

                                                                                Minimum                     Maximum
AVG CURRENT BALANCE:                                  $96,224                   $19,989                    $424,000

WAVG GROSS COUPON:                                      9.949  %                  6.640  %                   14.240  %

WAVG GROSS MARGIN:                                      7.623  %                  4.490  %                   12.240  %
WAVG PERIOD RATE CAP:                                   1.000  %                  1.000  %                    1.000  %
WAVG MIN INT RATE:                                      9.949  %                  6.640  %                   14.240  %
WAVG MAX INT RATE:                                     16.949  %                 13.640  %                   21.240  %

WAVG NEXT ADJUSTMENT DATE:                                 35  months                21  months                  38  months

WAVG LTV:                                               77.01  %                  22.76  %                    90.28  %

WAVG CREDIT SCORE:                                        576                       458                         773

WAVG ORIGINAL TERM:                                       360  months               360  months                 360  months
WAVG REMAINING TERM:                                      359  months               349  months                 360  months
WAVG SEASONING:                                             1  months                 0  months                  11  months

PREPAYMENT CONC ($):                             98.15 %  Prepayment Penalty,  1.85 %  No Prepayment Penalty
WAVG PREPAY PENALTY TERM:                                 36  months                 0  months                  60  months

TOP STATE CONC ($):                             17.72 %  Ohio,  12.09 %  New Jersey,  11.52 %  Illinois
MAXIMUM ZIP CODE CONC ($):                      1.05 %  60510

FIRST PAY DATE:                                                            Mar 01, 2001                Apr 01, 2002
NEXT RATE CHANGE DATE:                                                     Oct 25, 2003                Mar 01, 2005
MATURE DATE:                                                               Feb 01, 2031                Mar 01, 2032


                                                                             31
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
DELINQUENCY:                                           Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Current                                                             417             40,119,014.04                       99.03
 30-59 Days Delinquent                                                 4                391,457.93                        0.97
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
CURRENT BALANCE ($):                                   Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
    19,989  -    50,000                                               94              3,385,595.30                        8.36
    50,001  -   100,000                                              178             13,122,260.19                       32.39
   100,001  -   150,000                                               79              9,467,735.46                       23.37
   150,001  -   200,000                                               41              6,919,600.27                       17.08
   200,001  -   250,000                                               15              3,291,759.87                        8.13
   250,001  -   300,000                                                7              1,938,656.17                        4.79
   300,001  -   350,000                                                5              1,575,864.71                        3.89
   350,001  -   400,000                                                1                385,000.00                        0.95
   400,001  -   424,000                                                1                424,000.00                        1.05
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================

                                                                             32
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
GROSS COUPON (%):                                      Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
  6.640  -  7.000                                                      2                370,456.84                        0.91
  7.001  -  7.500                                                      4                351,785.20                        0.87
  7.501  -  8.000                                                      5                924,904.81                        2.28
  8.001  -  8.500                                                     15              1,356,826.79                        3.35
  8.501  -  9.000                                                     45              6,111,253.76                       15.09
  9.001  -  9.500                                                     44              4,959,832.61                       12.24
  9.501  - 10.000                                                     96             10,552,417.68                       26.05
 10.001  - 10.500                                                     52              4,002,585.33                        9.88
 10.501  - 11.000                                                     62              6,095,125.67                       15.05
 11.001  - 11.500                                                     33              2,498,921.44                        6.17
 11.501  - 12.000                                                     20              1,184,131.87                        2.92
 12.001  - 12.500                                                     10                532,018.09                        1.31
 12.501  - 13.000                                                     18                912,768.84                        2.25
 13.001  - 13.500                                                      4                203,101.97                        0.50
 13.501  - 14.000                                                      8                362,152.37                        0.89
 14.001  - 14.240                                                      3                 92,188.70                        0.23
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
GROSS MARGIN (%):                                      Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
  4.490  -  4.500                                                      2                370,456.84                        0.91
  4.501  -  5.000                                                      2                196,087.65                        0.48
  5.001  -  5.500                                                     11              1,460,196.94                        3.60
  5.501  -  6.000                                                     16              1,706,386.56                        4.21
  6.001  -  6.500                                                     31              2,858,875.93                        7.06
  6.501  -  7.000                                                     54              6,280,485.07                       15.50
  7.001  -  7.500                                                     59              6,721,474.97                       16.59
  7.501  -  8.000                                                     80              7,897,664.05                       19.50
  8.001  -  8.500                                                     44              4,017,256.78                        9.92
  8.501  -  9.000                                                     43              3,574,612.72                        8.82
  9.001  -  9.500                                                     27              2,112,360.00                        5.21
  9.501  - 10.000                                                     16              1,577,590.68                        3.89
 10.001  - 10.500                                                     14                710,525.14                        1.75
 10.501  - 11.000                                                      6                413,205.32                        1.02
 11.001  - 11.500                                                     10                349,533.39                        0.86
 11.501  - 12.000                                                      5                231,359.93                        0.57
 12.001  - 12.240                                                      1                 32,400.00                        0.08
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================

                                                                             33
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
MIN INTEREST RATE (%):                                 Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
  6.640  -  7.000                                                      2                370,456.84                        0.91
  7.001  -  7.500                                                      4                351,785.20                        0.87
  7.501  -  8.000                                                      5                924,904.81                        2.28
  8.001  -  8.500                                                     15              1,356,826.79                        3.35
  8.501  -  9.000                                                     45              6,111,253.76                       15.09
  9.001  -  9.500                                                     44              4,959,832.61                       12.24
  9.501  - 10.000                                                     96             10,552,417.68                       26.05
 10.001  - 10.500                                                     52              4,002,585.33                        9.88
 10.501  - 11.000                                                     62              6,095,125.67                       15.05
 11.001  - 11.500                                                     33              2,498,921.44                        6.17
 11.501  - 12.000                                                     20              1,184,131.87                        2.92
 12.001  - 12.500                                                     10                532,018.09                        1.31
 12.501  - 13.000                                                     18                912,768.84                        2.25
 13.001  - 13.500                                                      4                203,101.97                        0.50
 13.501  - 14.000                                                      8                362,152.37                        0.89
 14.001  - 14.240                                                      3                 92,188.70                        0.23
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
MAX INTEREST RATE (%):                                 Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 13.640  - 14.000                                                      2                370,456.84                        0.91
 14.001  - 14.500                                                      4                351,785.20                        0.87
 14.501  - 15.000                                                      5                924,904.81                        2.28
 15.001  - 15.500                                                     15              1,356,826.79                        3.35
 15.501  - 16.000                                                     45              6,111,253.76                       15.09
 16.001  - 16.500                                                     44              4,959,832.61                       12.24
 16.501  - 17.000                                                     96             10,552,417.68                       26.05
 17.001  - 17.500                                                     52              4,002,585.33                        9.88
 17.501  - 18.000                                                     62              6,095,125.67                       15.05
 18.001  - 18.500                                                     33              2,498,921.44                        6.17
 18.501  - 19.000                                                     20              1,184,131.87                        2.92
 19.001  - 19.500                                                     10                532,018.09                        1.31
 19.501  - 20.000                                                     18                912,768.84                        2.25
 20.001  - 20.500                                                      4                203,101.97                        0.50
 20.501  - 21.000                                                      8                362,152.37                        0.89
 21.001  - 21.240                                                      3                 92,188.70                        0.23
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================

                                                                             34
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
NEXT ADJUSTMENT DATE:                                  Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 October 2003                                                          1                106,013.47                        0.26
 November 2003                                                         2                153,067.81                        0.38
 January 2004                                                          1                133,000.00                        0.33
 February 2004                                                         1                144,173.44                        0.36
 October 2004                                                         48              4,534,564.32                       11.19
 November 2004                                                       104              8,819,676.46                       21.77
 December 2004                                                       124             12,162,023.07                       30.02
 January 2005                                                         72              7,572,818.40                       18.69
 February 2005                                                        50              5,502,585.00                       13.58
 March 2005                                                           18              1,382,550.00                        3.41
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
REMAINING TERM (MONTHS):                               Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 349  - 360                                                          421             40,510,471.97                      100.00
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
SEASONING (MONTHS):                                    Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
          0                                                          141             14,590,953.40                       36.02
   1  -   6                                                          279             25,775,345.13                       63.63
   7  -  11                                                            1                144,173.44                        0.36
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================

                                                                             35
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
LTV (%):                                               Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
  22.76  -  25.00                                                      4                197,880.17                        0.49
  25.01  -  30.00                                                      2                129,890.44                        0.32
  30.01  -  35.00                                                      2                139,850.99                        0.35
  35.01  -  40.00                                                      6                323,931.99                        0.80
  40.01  -  45.00                                                      8                516,822.01                        1.28
  45.01  -  50.00                                                     13                679,545.71                        1.68
  50.01  -  55.00                                                      8                454,800.16                        1.12
  55.01  -  60.00                                                     22              1,205,802.38                        2.98
  60.01  -  65.00                                                     28              2,350,927.33                        5.80
  65.01  -  70.00                                                     43              4,001,913.19                        9.88
  70.01  -  75.00                                                     48              4,884,799.49                       12.06
  75.01  -  80.00                                                    102             11,124,101.60                       27.46
  80.01  -  85.00                                                     67              6,927,851.25                       17.10
  85.01  -  90.00                                                     67              7,251,855.26                       17.90
  90.01  -  90.28                                                      1                320,500.00                        0.79
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
CREDIT SCORE:                                          Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 N/A                                                                   4                 89,969.02                        0.22
 458 - 500                                                            16              1,236,111.24                        3.05
 501  - 550                                                          150             12,765,539.90                       31.51
 551  - 600                                                          146             15,576,283.29                       38.45
 601  - 650                                                           71              7,520,466.49                       18.56
 651  - 700                                                           28              2,572,844.25                        6.35
 701  - 750                                                            4                604,499.49                        1.49
 751  - 773                                                            2                144,758.29                        0.36
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
PREPAY TERM (MONTHS):                                  Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
   0                                                                   6                748,957.48                        1.85
  12                                                                   4                633,200.00                        1.56
  24                                                                   2                201,899.29                        0.50
  36                                                                 403             38,257,591.42                       94.44
  42                                                                   3                388,395.61                        0.96
  60                                                                   3                280,428.17                        0.69
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================

                                                                             36
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
LIEN:                                                  Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 First Lien                                                          421             40,510,471.97                      100.00
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
OCCUPANCY:                                             Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Primary                                                             382             37,623,268.37                       92.87
 Non-owner                                                            39              2,887,203.60                        7.13
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
PROPERTY TYPE:                                         Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Single Family                                                       353             33,973,150.62                       83.86
 Two-Four Family                                                      40              4,153,027.53                       10.25
 Condominium                                                          26              2,238,060.18                        5.52
 Manufactured Housing                                                  2                146,233.64                        0.36
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
DOCUMENTATION:                                         Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Full                                                                323             29,941,558.56                       73.91
 No Income                                                            42              4,946,268.02                       12.21
 Limited                                                              30              2,814,695.53                        6.95
 Stated Income                                                        26              2,807,949.86                        6.93
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
GRADE :                                                Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 A                                                                   290             30,789,491.19                       76.00
 C                                                                    61              4,537,077.81                       11.20
 B                                                                    49              3,681,923.38                        9.09
 D                                                                    21              1,501,979.59                        3.71
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                             37
GREENWICH CAPITAL
=========----------------------------------------------------------------------

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
    makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
AMORTIZATION:                                          Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Fully Amortizing                                                    421             40,510,471.97                      100.00
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


                                                                                                           % of Aggregate
                                                                               Principal Balance          Principal Balance
                                                         Number of             Outstanding as of          Outstanding as of
STATE:                                                 Mortgage Loans           Stat Calc Date             Stat Calc Date
------------------------------------------------    ---------------------    ----------------------    ------------------------
 Arkansas                                                              3                272,050.00                        0.67
 California                                                            1                279,841.89                        0.69
 Colorado                                                              1                193,427.63                        0.48
 Connecticut                                                          22              2,828,983.90                        6.98
 Delaware                                                              6                615,183.61                        1.52
 District of Columbia                                                  3                350,900.00                        0.87
 Florida                                                               9              1,024,314.21                        2.53
 Georgia                                                              13              1,454,932.24                        3.59
 Illinois                                                             38              4,666,627.38                       11.52
 Indiana                                                              10                889,280.03                        2.20
 Kansas                                                                1                 29,100.00                        0.07
 Kentucky                                                              2                250,289.05                        0.62
 Louisiana                                                             5                384,250.00                        0.95
 Maryland                                                             17              1,661,737.13                        4.10
 Massachusetts                                                        13              1,621,330.02                        4.00
 Michigan                                                             31              2,129,934.98                        5.26
 Minnesota                                                             5                615,435.20                        1.52
 Mississippi                                                           1                 74,373.41                        0.18
 Missouri                                                             12                831,466.12                        2.05
 New Hampshire                                                         1                120,000.00                        0.30
 New Jersey                                                           40              4,896,438.83                       12.09
 New York                                                              2                368,921.50                        0.91
 Ohio                                                                 98              7,178,937.88                       17.72
 Oklahoma                                                              1                101,700.00                        0.25
 Oregon                                                                1                342,810.97                        0.85
 Pennsylvania                                                         53              4,558,913.61                       11.25
 Rhode Island                                                          8                957,300.02                        2.36
 South Carolina                                                        1                 46,725.77                        0.12
 Tennessee                                                             7                598,429.59                        1.48
 Virginia                                                             13              1,023,663.55                        2.53
 West Virginia                                                         2                 64,973.45                        0.16
 Wisconsin                                                             1                 78,200.00                        0.19
------------------------------------------------    ---------------------    ----------------------    ------------------------
Total                                                                421             40,510,471.97                      100.00
================================================    =====================    ======================    ========================


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GREENWICH CAPITAL
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